Exhibit 10.2

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of United Utilities PLC, an English public limited company (the “Company”), does hereby certify, to such officers’ knowledge, that:

      The Annual Report on Form 20-F for the year ended March 31, 2003 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 9, 2003	/s/ John Roberts
John Edward Roberts
Chief Executive

Dated: June 9, 2003	/s/ Simon Batey
Simon George Batey
Group Finance Director

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document.